                                                                     Exhibit 10i

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

To the Board of Directors of
C.M. Life Insurance Company

We consent to the inclusion in Post-Effective Amendment No. 7 to the Registration Statement of Panorama Plus Separate Account on Form N-4 (Registration No. 33-45122), of our report, which includes explanatory paragraphs relating to the use of statutory accounting practices, which practices are not considered to be in accordance with generally accepted accounting principles, dated February 7, 1997 on our audit of the financial statements of C.M. Life Insurance Company, and our report dated March 14, 1997 on our audit of Panorama Plus Separate Account. We also consent to the reference to our firm under the caption "Financial Statements."



Coopers & Lybrand L.L.P.
April 25, 1997

                                      45